UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/24/2010

Dick's Sporting Goods, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-31463

Delaware	16-1241537
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

345 Court Street
Coraopolis, PA 15108
(Address of principal executive offices, including zip code)

724-273-3400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Mr. Jeffrey R. Hennion's employment with Dick's Sporting Goods, Inc. (NYSE: DKS) (the "Company") was terminated effective September 24, 2010, prior to which Mr. Hennion served the Company as Chief Marketing Officer. William J. Colombo, Vice Chairman of the Company's Board of Directors, will assume Mr. Hennion's responsibilities on an interim basis until the search for a new Chief Marketing Officer is completed. Mr. Colombo joined the Company in 1988 and has served in various operating roles, including most recently as President and Chief Operating Officer from 2002 through 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dick's Sporting Goods, Inc.

Date: September 30, 2010	By:	/s/ Timothy E. Kullman
Timothy E. Kullman
Executive Vice President, Finance, Administration and Chief Financial Officer